SUBSEQUENT EVENTS (Details Narrative) (USD $)	0 Months Ended	1 Months Ended
	Nov. 14, 2012	Oct. 31, 2012	Sep. 30, 2012	Dec. 31, 2011
Subsequent Events Details Narrative
Shares sold for cash		2,300,000
Shares sold, per share price		$ 0.15
Proceeds from sale of shares		$ 345,000
Warrants issued for services		124,560
Warrant Exercise Price		$ 0.60
Description of Assignment of Rights and Assumption of Obligation Agreement with Barry Honig

In October 2012, the Company entered into an Assignment of Rights and Assumption of Obligation Agreement with Barry Honig whereby the Company assigned and transferred the rights arising under the Separation Agreement and General Release executed on March 28, 2011 and Agreement for Payment of Future Proceeds executed in April 2011 (collectively the “Agreement”). The Agreement is in connection with debts and obligations owed by Gregory Cohen, the former President of the Company. In consideration of the assumption by Mr. Honig of all obligations owned by the Company under the Agreement, Mr. Honig shall reduce the outstanding principal note due to him by $33,500. The remaining outstanding principal note due to Mr. Honig amounted to $486,250 after such Assignment of Rights and Assumption of Obligation transaction.

In November 2012, the Company collected $300,000 of the note receivable from Valor Gold Corp. The remaining outstanding

Proceeds from payments on notes receivable	300,000
Notes receivable, net	$ 200,000		$ 500,000